Exhibit 10.1

AMENDMENT NO. 4

This Amendment No. 4 (this “Amendment”), dated as of January 2, 2014, is entered into among Infor (US), Inc. (f/k/a Lawson Software Inc.), a Delaware corporation (“Borrower”), Infor, Inc. (f/k/a GGC Software Holdings, Inc.), a Delaware corporation (“Holdco”), the Subsidiaries of the Borrower identified as “Subsidiary Loan Parties” on the signature pages hereto (the “Subsidiary Loan Parties” and, together with Holdco, the “Guarantors”), Bank of America, N.A., as administrative agent under the Credit Agreement (in such capacity, the “Administrative Agent”), the Persons listed on the signature pages hereto as “Additional Refinancing Lenders” (in such capacity, the “Additional Refinancing Lenders”) and the other Lenders party hereto, amends that certain Credit Agreement dated as of April 5, 2012 (as amended, supplemented or otherwise modified from time to time, including pursuant to Refinancing Amendment No. 1, dated as of September 27, 2012, Amendment No. 2 dated as of June 3, 2013 and Amendment No. 3 dated as of October 9, 2013, the “Credit Agreement”) entered into among the Borrower, Holdco, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Section 2.21 of the Credit Agreement provides that Borrower may from time to time obtain Other Term Loans, by entering into one or more Refinancing Amendments, subject to the terms and conditions set forth therein;

WHEREAS, Section 9.02 of the Credit Agreement provides that the Loan Parties may amend the Credit Agreement and other Loan Documents with the consent of the Required Lenders;

WHEREAS, the Additional Refinancing Lenders have agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to provide Other Term Loans in an aggregate principal amount of $2,550,000,000;

WHEREAS, certain Additional Refinancing Lenders holding Tranche B-2 Term Loans may elect to exchange and convert all, but not less than all, of the principal amount of their Tranche B-2 Term Loans into Tranche B-5 Term Loans; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.        Refinancing Amendment. Effective as of the Amendment No. 4 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)         Section 1.01 of the Credit Agreement is amended to add the following definitions:

     “Amendment No. 4” shall mean Amendment No. 4 to the Credit Agreement, dated as of January 2, 2014, among Borrower, Holdco, the Subsidiary Loan Parties, the Administrative Agent, the Additional Refinancing Lenders party thereto and the Required Lenders party thereto.

     “Amendment No. 4 Effective Date” shall mean the date on which Amendment No. 4 becomes effective pursuant to Section 3 thereof.

     “Amendment No. 4 Rollover Lender” shall mean each Additional Refinancing Lender (other than Bank of America, N.A. solely in its capacity of executing its “Fronting Signature Page” thereto, but not in any other capacity as an Additional Refinancing Lender) party to Amendment No. 4; provided that for the avoidance of doubt, each Amendment No. 4 Rollover Lender shall be deemed to be a Term Lender.

     “Tranche B-5 Term Commitment” means, with respect to each Additional Refinancing Lender party to Amendment No. 4, the Other Term Commitment of such Additional Refinancing Lender to make a Tranche B-5 Term Loan to the Borrower pursuant to Section 2.01(a)(vii) on the Amendment No. 4 Effective Date in the amount listed on the signature page of such Additional Refinancing Lender to Amendment No. 4 or, in the case of each Amendment No. 4 Rollover Lender, the principal amount of Tranche B-2 Term Loans to be exchanged and converted into Tranche B-5 Term Loans pursuant to Section 2.01(a)(vii). The aggregate principal amount of the Tranche B-5 Term Commitments is $2,550,000,000.

     “Tranche B-5 Term Loan” or “Initial Tranche B-5 Term Loan” means the Other Term Loans made on the Amendment No. 4 Effective Date in accordance with Section 2.01(a)(vii).

(b)        Section 1.01 of the Credit Agreement is amended to change the following definitions:

     (i)        The definition of “Additional Term Notes” is amended by replacing each instance of “Initial Tranche B-2 Term Loans, Initial Tranche B-3 Term Loans and Euro Tranche B Term Loans” therein with the following: “, Initial Tranche B-2 Term Loans, Initial Tranche B-3 Term Loans, Euro Tranche B Term Loans and Initial Tranche B-5 Term Loans”.

     (ii)        Clause (I) (a) of the definition of “Applicable Margin” is amended and restated in its entirety by the following:

      “(a) any Tranche B Term Loan, any Euro Term Loan, any Tranche B-1 Term Loan, any Tranche B-2 Term Loan, any Tranche B-3 Term Loan, any Euro Tranche B Term Loan and any Tranche B-5 Term Loan, the applicable rate set forth below under the heading “Eurocurrency Loan,” or “ABR Loan”, as applicable, based upon the Total Leverage Ratio as of the most recent determination date:

Total Leverage Ratio:	Tranche B Term Loan		Tranche B-1 Term Loan		Tranche B-2 Term Loan		Tranche B-3 Term Loan		Tranche B-5 Term Loan		Euro Term Loan	Euro Tranche B Term Loan
	Eurocurrency Loan	ABR Loan	Eurocurrency Loan	ABR Loan	Eurocurrency Loan	ABR Loan	Eurocurrency Loan	ABR Loan	Eurocurrency Loan	ABR Loan	Eurocurrency Loan	Eurocurrency Loan
Category 1 Greater than or equal to 5.50:1.00	5.00%	4.00%	4.50%	3.50%	4.00%	3.00%	2.75%	1.75%	2.75%	1.75%	5.50%	3.00%
Category 2 Less than 5.50:1.00	4.75%	3.75%	4.25%	3.25%	4.00%	3.00%	2.75%	1.75%	2.75%	1.75%	5.25%	3.00%

and”

     (iii)        The definition of “Adjusted Eurocurrency Rate” is amended by replacing the proviso thereunder with the following:

; provided that, notwithstanding the foregoing, as applied solely to (x) the Initial Tranche B Term Loans, Initial Tranche B-1 Term Loans, Initial Tranche B-2 Term Loans and the Initial Euro Term Loans, the Adjusted Eurocurrency Rate shall at no time be less than 1.25% per annum, and (y) the Initial Tranche B-3 Term Loans, the Euro Tranche B Term Loans and the Tranche B-5 Term Loans, the Adjusted Eurocurrency Rate shall at no time be less than 1.00% per annum.

     (iv)        The definition of “Alternate Base Rate” is amended by replacing the proviso thereunder with the following:

; provided that, notwithstanding the foregoing, as applied solely to (x) the Initial Tranche B Term Loans, Initial Tranche B-1 Term Loans, Initial Tranche B-2 Term Loans and the Initial Euro Term Loans, the Alternate Base Rate shall at no time be less than 2.25% per annum and (y) the Initial Tranche B-3 Term Loans, the Euro Tranche B Term Loans and the Tranche B-5 Term Loans, the Alternate Base Rate shall at no time be less than 2.00% per annum.

      (v)        The definition of “Class” is amended by (i) adding “, Tranche B-5 Term Loans” after “Euro Tranche B Term Loans” and (ii) adding “, Tranche B-5 Term Commitment” after “Euro Tranche B Term Commitment”.

     (vi)        The definition of “Commitment” is amended by adding “,Tranche B-5 Term Commitments,” after “Euro Tranche B Term Commitments”.

    (vii)        The definition of “ECF Percentage” is amended by adding “,Tranche B-5 Term Loans” after each time “Euro Tranche B Term Loans” appears in such definition.

   (viii)        The definition of “Initial Term Loans” is amended by adding “, Initial Tranche B-5 Term Loans” after “Initial Euro Tranche B Term Loans”.

     (ix)        The definition of “Term Commitment” is amended by adding “, Tranche B-5 Term Commitment” after “Euro Tranche B Term Commitment”.

      (x)        The definition of “Term Loan Maturity Date” is amended by replacing clause (c) with “(c) the Tranche B-3 Term Loans, Euro Tranche B Term Loans and the Tranche B-5 Term Loans, the seventh anniversary of the Amendment No. 2 Effective Date (or if such anniversary is not a Business Day, the next preceding Business Day) and”.

     (xi)        The definition of “Term Loans” is amended by adding “, Tranche B-5 Term Loans” after “the Euro Tranche B Term Loans”.

     (xii)       The definition of “Unrestricted Additional Term Notes” is amended by replacing each instance of “ Initial Tranche B-2 Term Loans, Initial Tranche B-3 Term Loans and Euro Tranche B Term Loans” therein with the following: “, Initial Tranche B-2 Term Loans, Initial Tranche B-3 Term Loans, Initial Euro Tranche B Term Loans and Initial Tranche B-5 Term Loans”.

(c)        Section 2.01 of the Credit Agreement is amended by (i) adding immediately before “and (b)” the following: “, (vii) to make a Tranche B-5 Term Loan to the Borrower on the Amendment No. 4 Effective Date in an aggregate principal amount equal to its Tranche B-5 Term Commitment; provided that the obligation of each Amendment No. 4 Rollover Lender to make such Tranche B-5 Term Loan shall be deemed satisfied by the execution and delivery of a fully-completed signature page to Amendment No. 4 by such Amendment No. 4 Rollover Lender (and such Tranche B-5 Term Loan of such Amendment No. 4 Rollover Lender shall be deemed made on the Amendment No. 4 Effective Date), and the entire principal amount of such Amendment No. 4 Rollover Lender’s Tranche B-2 Term Loans (or the principal amount of Tranche B-5 Term Loans allocated by the Joint Lead Arrangers (with the Borrower’s consent) to such Amendment No. 4 Rollover Lender) shall be deemed exchanged for, and converted into, a Tranche B-5 Term Loan on the Amendment No. 4 Effective Date” and (ii) replacing “, the Tranche B-2 Term Commitments, the Tranche B-3 Term Commitments and the Euro Tranche B Term Commitments will terminate in full upon the making of the Loans referred to in clauses (a)(i), (ii), (iii), (iv), (v) and (vi) above” at the end thereof with “, the Tranche B-2 Term Commitments, the Tranche B-3 Term Commitments, the Euro Tranche B Term Commitments and the Tranche B-5 Term Commitments will terminate in full upon the making of the Loans referred to in clauses (a)(i), (ii), (iii), (iv), (v), (vi) and (vii) above”.

(d)        Section 2.10(d) of the Credit Agreement is amended and restated in its entirety with the following:

      “(d)        Subject to adjustment pursuant to paragraph (e) of this Section and subject to paragraph (i) of Section 2.11, the Borrower shall repay the Tranche B-2 Term Loans, the Tranche B-3 Term Loans, the Euro Tranche B Term Loans and the Tranche B-5 Term Loans on the last calendar day of each December, March, June and September occurring on or after December 31, 2012 (or with respect to (x) Tranche B-3 Term Loans and Euro Tranche B Term Loans, September 30, 2013 and (y) Tranche B-5 Term Loans, March 31, 2014) and prior to the Term Loan Maturity Date in each case, in an aggregate principal amount equal to 0.25% of the respective initial principal amount of (i) in the case of Tranche B-2 Term Loans, the Tranche B-2 Term Loans borrowed (including by exchange of Tranche B Term Loans into Tranche B-2 Term Loans) on the Amendment No. 1 Effective Date, (ii) in the case of Tranche B-3 Term Loans, the Tranche B-3 Term Loans borrowed (including by exchange of Tranche B-1 Term Loans into Tranche B-3 Term Loans) on the Amendment No. 2 Effective Date, (iii) in the case of Euro Tranche B Term Loans, the Euro Tranche B Term Loans borrowed (including by exchange of Euro Term Loans into Euro Tranche B Term Loans) on the Amendment No. 2 Effective Date and (iv) in the case of

Tranche B-5 Term Loans, the Tranche B-5 Term Loans borrowed (including by exchange of a portion of Tranche B-2 Term Loans into Tranche B-5 Term Loans) on the Amendment No. 4 Effective Date. Without limiting the foregoing, to the extent not previously paid, all Tranche B-2 Term Loans, Tranche B-3 Term Loans, Euro Tranche B Term Loans and Tranche B-5 Term Loans shall be due and payable on the applicable Term Loan Maturity Date.”

(e)        Section 2.11(a) of the Credit Agreement is amended and restated in its entirety by the following:

    “The Borrower shall have the right at any time and from time to time, without premium or penalty (but subject to Section 2.16 and the following sentence), to prepay any Borrowing of any Class in whole or in part, as selected and designated by the Borrower, subject to the requirements of this Section. Each voluntary prepayment of any Loan pursuant to this Section 2.11(a) shall be made without premium or penalty except that, in the event that on or prior to (i) December 27, 2013, the Borrower makes any prepayment or repayment of Tranche B-2 Term Loans as a result of a Repricing Transaction, (ii) the six-month anniversary of the Amendment No. 2 Effective Date, the Borrower makes any prepayment or repayment of Tranche B-3 Term Loans or Euro Tranche B Term Loans as a result of a Repricing Transaction, or (iii) the twelve-month anniversary of the Amendment No. 4 Effective Date, the Borrower makes any prepayment or repayment of Tranche B-5 Term Loans as a result of a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, a prepayment premium in an amount equal to 1% of the amount of such Term Loans being so prepaid, repaid or refinanced. Any such voluntary prepayment shall be applied as specified in Section 2.10(e). Notwithstanding anything to the contrary in this Agreement, after any Extension, the Borrower may prepay any Borrowing of any Class of non-extended Term Loans pursuant to which the related Extension Offer was made without any obligation to prepay the corresponding Extended Term Loans.”

(f)        The third sentence of Section 2.11(d) of the Credit Agreement shall be amended by adding “, Tranche B-5 Term Loans” after “Euro Tranche B Term Loans”.

(g)        Section 2.20(a) of the Credit Agreement shall be amended by adding the following to the end of clause (iii) thereof: “in the event that the Yield for any Incremental Facility (other than Unrestricted Incremental First-Lien Indebtedness) is higher than the Yield for the Tranche B-5 Term Loans by more than 50 basis points, then the Applicable Margin for the Tranche B-5 Term Loans shall be increased to the extent necessary so that the Yield for the Tranche B-5 Term Loans is equal to the Yield for such Incremental Facility minus 50 basis points and”.

(h)        Section 2.20(b) of the Credit Agreement shall be amended by replacing each instance of “Tranche B-2 Term Loans, Tranche B-3 Term Loans or Euro Tranche B Term Loans” with the following: “, Tranche B-2 Term Loans, Tranche B-3 Term Loans, Euro Tranche B Term Loans or Tranche B-5 Term Loans”.

(i)        Section 5.10(a) of the Credit Agreement is amended by (i) replacing “(x)” with “(w)”, “(y)” with “(x)”, “and (z)” with “(y)” and (ii) inserting at the end thereof, the following: “and (z) the proceeds of the Tranche B-5 Term Loans made on the Amendment No. 4 Effective Date, will be used by the Borrower on the Amendment No. 4 Effective Date to repay the outstanding Tranche B-2 Term Loans, and pay fees, accrued interest, expenses and premiums in connection therewith”.

Section 2.        Other Amendments to Credit Agreement. Effective as of the Amendment No. 4 Effective Date, Holdco, the Borrower and each of the Administrative Agent and Additional Refinancing Lenders (after giving effect to the exchange of Tranche B-2 Term Loans into, or the funding of, Tranche B-5 Term Loans by the applicable Additional Refinancing Lenders and the repayment of the Tranche B-2 Term Loans), which collectively constitute the Required Lenders, hereby agrees that the definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (c) thereof in its entirety with the following: “[reserved]”.

Section 3.        Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment No. 4 Effective Date”) when each of the following conditions shall have been satisfied:

  (a)        The Administrative Agent (or its counsel) shall have received (A) from the Additional Refinancing Lenders, the Required Lenders (which shall include the Additional Refinancing Lenders), Holdco, the Borrower, the Administrative Agent and the Subsidiary Loan Parties a counterpart of this Amendment signed on behalf of such party and (B) from the Borrower, Note(s) executed by Borrower for each Lender that requests such Note(s) at least one Business Day prior to the Amendment No. 4 Effective Date.

  (b)        The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 4 Effective Date) of Kirkland & Ellis LLP, counsel for the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent. Each of Borrower and Holdco hereby requests such counsel to deliver such opinion.

  (c)        The Administrative Agent shall have received: (i) a copy of each Organizational Document of the Borrower and Holdco and, to the extent applicable, certified as of a recent date by the appropriate governmental official; (ii) signature and incumbency certificates of the officers of each Loan Party executing the Loan Documents to which it is a party (or a certification that there have been no changes to such officers since the applicable signature and incumbency certificate delivered on the Closing Date, Amendment No. 1 Effective Date or Amendment No. 2 Effective Date, as applicable); (iii) resolutions of the board of directors or similar governing body of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment and the other documents to which such Loan Party is a party as of the Amendment No. 4 Effective Date, certified as of the Amendment No. 4 Effective Date by such Loan Party as being in full force and effect without modification or amendment; and (iv) a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of Holdco’s and the Borrower’s respective jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment No. 4 Effective Date.

  (d)        The Administrative Agent shall have received a certificate, dated the Amendment No. 4 Effective Date and signed by a Responsible Officer or the President or Vice President of Holdco, confirming compliance with the conditions set forth in paragraphs (f) and (g) of this Section 3.

  (e)        The Administrative Agent shall have received from the Borrower in cash (i) all fees and other amounts due and payable by the Borrower on or prior to the Amendment No. 4 Effective Date, including, to the extent invoiced at least one Business Day prior to the Amendment No. 4 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower under any Loan Document, and (ii) all accrued and unpaid interest on the Tranche B-2 Term Loans being repaid (either with cash proceeds or by exchange into Tranche B-5 Term Loans) on the Amendment No. 4 Effective Date.

  (f)        The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects, in each case on and as of the Amendment No. 4 Effective Date (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects, as the case may be, as of such earlier date).

  (g)        At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

  (h)        The Administrative Agent shall have received a Borrowing Request meeting the requirements of Section 2.03 of the Credit Agreement; provided that the notice of such Borrowing may be given, and the corresponding Borrowing Request may be delivered, not later than 11:00 a.m. New York City Time on the Amendment No. 4 Effective Date, regardless of whether such Borrowing is a Eurocurrency Borrowing or an ABR Borrowing.

  (i)        The Administrative Agent shall have received, for the account of each Additional Refinancing Lender providing Tranche B-5 Term Loans, upfront fees in an amount equal to 1.00% of such respective Lender’s principal amount of Tranche B-5 Term Loans.

Section 4.        Representations and Warranties. On and as of the Amendment No. 4 Effective Date, after giving effect to this Amendment, each of Holdco and the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

  (a)        This Amendment (and the lending transactions contemplated hereby to occur on the Amendment No. 4 Effective Date) has been duly authorized by all necessary corporate or other organizational action by each the Loan Parties and constitutes, and each other Loan Document to which any Loan Party is a party has been duly authorized by all necessary corporate or other organizational action by such Loan Party, and each Loan Document constitutes, or when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Holdco, the Borrower or such other Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

  (b)        The execution, delivery and performance by the Loan Parties of the Loan Documents to which such Loan Parties are a party (a) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, in each case as of the Amendment No. 4 Effective Date, (ii) filings necessary to perfect Liens created under the Loan Documents, and (iii) those consents, approvals, negotiations, filings or other actions, the failure of which to obtain or make would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Organizational Document of Holdco or any other Loan Party, (c) will not violate any Requirement of Law applicable to Holdco or any Restricted Subsidiary, (d) will not violate or result in a default under any indenture, agreement or other instrument binding upon Holdco or any Restricted Subsidiary or their respective assets, or give rise to a right thereunder to require any payment to be made by Holdco or any Restricted Subsidiary or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation thereunder, in each case as of the Amendment No. 4 Effective Date, and (e) will not result in the creation or imposition of any Lien on any asset of Holdco or any Restricted Subsidiary, except Liens created under the Loan Documents and Liens permitted under Section 6.02 of the Credit Agreement, except in the cases of clauses (a), (c) and (d) above where such violations, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 5.        Reference to and Effect on the Loan Documents.

(a)        As of the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be deemed to be amended to reflect the changes made in this Amendment as of the Amendment No. 4 Effective Date.

(b)        Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)        On and after the Amendment No. 4 Effective Date, this Amendment shall constitute a Loan Document. Each Additional Refinancing Lender shall constitute an “Additional Refinancing Lender” for purposes of the Credit Agreement and shall be a “Lender” for purposes of the Loan Documents.

(e)        The Tranche B-5 Term Commitments shall constitute “Other Term Commitments” and the Tranche B-5 Term Loans made by the Additional Refinancing Lenders pursuant to Section 2.01(a)(vii) shall constitute “Other Term Loans” for purposes of the Loan Documents (and the Tranche B-5 Term Loans made pursuant to such Sections shall also constitute “Term Loans” for purposes of the Loan Documents).

Section 6.        Acknowledgement and Reaffirmation of Guarantors. The Guarantors acknowledge and consent to all terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents, except as explicitly provided for herein. Each Guarantor hereby ratifies and confirms its obligations under the Loan Documents, including the Collateral Agreement and Guaranties and including, without limitation, its guarantee of the Obligations and its grant of the security interest in the Collateral (as defined in any applicable Security Documents) to secure the Obligations (including any Obligations resulting from the Tranche B-5 Term Loans).

Section 7.        Costs and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Administrative Agent with respect thereto) in accordance with Section 9.03 of the Credit Agreement.

Section 8.        Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Loan Party, the Administrative Agent, nor any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (including Adobe pdf file) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.        Governing Law.

(a)        This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

(b)        Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against Holdco, the Borrower or their respective properties in the courts of any jurisdiction.

(c)        Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section 9. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)        Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 to the Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

Section 10.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 11.    Headings. Section headings and used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 12.    USA Patriot Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

Section 13.    Cashless Rollover of Certain Loans. It is understood and agreed that (i) simultaneously with the making of each Tranche B-5 Term Loan by each Amendment No. 4 Rollover Lender pursuant to Sections 2.01(b)(vii)of the Credit Agreement, as amended hereby, and the exchange and conversion referred to in such Section, the Tranche B-2 Term Loans of such Amendment No. 4 Rollover Lender shall be deemed to be extinguished, repaid and no longer outstanding and such Amendment No. 4 Rollover Lender shall thereafter hold a Tranche B-5 Term Loan in the principal amount of such Amendment No. 4 Rollover Lender’s Tranche B-2 Term Loans outstanding immediately prior to giving effect to such exchange and conversion (or the principal amount of Tranche B-5 Term Loans allocated by the Joint Lead Arrangers (with the Borrower’s consent) to such Amendment No. 4 Rollover Lender) and (ii) each Amendment No. 4 Rollover Lender shall not receive, in respect of any such Tranche B-2 Term Loans so deemed to be extinguished, repaid and no longer outstanding pursuant to the foregoing clause (i), any prepayment being made to other Lenders holding Tranche B-2 Term Loans from the Net Proceeds of the Tranche B-5 Term Loans.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

INFOR, INC., as Holdco and Guarantor

By:	/s/ Nicole Anasenes
Name: Nicole Anasenes Title: Chief Financial Officer

INFOR (US), INC., as Borrower

By:	/s/ Nicole Anasenes
Name: Nicole Anasenes Title: Chief Financial Officer

Agreed and acknowledged with respect to Section 6: INFOR PUBLIC SECTOR, INC. SENECA ACQUISITION SUBSIDIARY INC. INFOR (GA), INC. INFINIUM SOFTWARE, INC. as Subsidiary Loan Parties

By:	/s/ Nicole Anasenes
Name: Nicole Anasenes Title: Authorized Signatory

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthea Del Bianco
Name: Anthea Del Bianco Title: Vice President

[Infor Amendment No. 4]

[NAME OF LENDER], as Additional Refinancing Lender and/or a Lender

By:
Name: Title:

If a second signature is necessary:

By:
Name: Title:

Existing Lenders holding Tranche B-2 Term Loans electing the cashless rollover option.

☐ Cashless rollover option

The above-mentioned Additional Refinancing Lender hereby irrevocably and unconditionally (i) consents to this Amendment and (ii) agrees that it will exchange and convert all, but not less than all of the principal amount of its Tranche B-2 Term Loans into Tranche B-5 Term Loans pursuant to this Amendment.

Existing Lenders holding Tranche B-2 Term Loans NOT electing the cashless rollover option, but consenting to the Amendment

☐ Consent to Amendment without cashless rollover

The above-mentioned Lender hereby irrevocably and unconditionally consents to this Amendment.